NASDAQ: QUMU Exhibit 99.1

This presentation contains “forward - looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements are based on managements’ current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward - looking statements may include statements regarding future financial results and performance, achievements, plans and objectives, product development, product potential or demand for product, future product mix or the timing of recognition of revenue, and statements relating to the proposed sale of the disc publishing business. No forward - looking statement can be guaranteed, and actual results may differ materially from those projected. Qumu undertakes no obligation to update any forward - looking statement, whether as a result of new information, future events or otherwise. Forward - looking statements in this presentation should be evaluated together with the many uncertainties that affect our business, particularly those mentioned in the risk factors and cautionary statements set forth in our Form 10 - K for the year ended December 31, 2013, in our other filings with the SEC, and in our press release issued April 28, 2014 announcing first quarter 2014 results. These reports and the press release are available on our website at www.qumu.com . Forward - Looking Statements 2

Important Transaction Information In connection with the proposed sale of disc publishing assets to Equus Holdings, Inc. and Redwood Acquisition, Inc., Qumu Corporation will file a proxy statement with the SEC. Shareholders and investors are advised to read the proxy statement when it becomes available because it will contain important information about the asset sale transaction and the Company. Shareholders and investors may obtain a free copy of the proxy statement (when available) and other documents filed by Qumu with the SEC at the SEC’s web site at www.sec.gov . Free copies of the proxy statement, once available, and the Company’s other filings with the SEC, may also be obtained at www.qumu.com by following the Quick Link for “Investors” and then following the link to “SEC Filings.” Free copies of Qumu’s filings may be obtained by directing a written request to Qumu Corporation, 7725 Washington Avenue, Minneapolis, Minnesota 55439, Attention: James R. Stewart or by telephone at 952 - 683 - 7900. Participants in the Solicitation Qumu Corporation and its directors, executive officers and other members of its management may be deemed to be soliciting proxies from the Company’s shareholders in favor of the asset sale transaction with Equus Holdings, Inc. and Redwood Acquisition, Inc. Investors and shareholders may obtain more detailed information regarding the direct and indirect interests in the transaction of persons who may, under the rules of the SEC, be considered participants in the solicitation of Qumu’s shareholders in connection with the transaction by reading the preliminary and definitive proxy statements regarding the transaction, which will be filed with the SEC. Information about the Company’s directors and executive officers may be found in the Company’s definitive proxy statement for its 2014 Annual Meeting of Shareholders filed with the SEC on April 15, 2014. These documents are available free of charge once available at the SEC’s web site at www.sec.gov or by directing a request to the Company as described above. Transaction Information and Solicitation 3

• Recognized leader • Comprehensive enterprise video solution • Scales to the largest global enterprise • Integrates with your infrastructure • Deployment, management and event services 4 Global enterprise video solutions that engage and empower Employees | Partners | Clients

• Rapidly growing Enterprise Video Market – Enterprise Video Streaming Solutions market: $1 billion by 2016, > 20% annual growth* – Enterprise Webcasting Services market: >$500M in 2014* • The market leader according to all four major industry analysts – Superior technology and a broad product platform • Rapidly growing global customer base; key channel partnerships • Proven leadership team • $46.5 million in cash at 3/31/14; potential addition of $19 to $20 million through sale of disc publishing business • Poised for strong growth – Contracted commitments expected to grow 40 - 50% in 2014 – Revenues expected to grow greater than 30 % year over year in 2014 Company Highlights 5 *Wainhouse Research 2013

The Consumerization of IT: Video …Driving Business Adoption 6 Consumers Have Embraced Video… Source: Cisco Visual Networking Index, 2013 Monthly Business Network Traffic Monthly Consumer Network Traffic

The Unique Value of Video to Business 7 Source: Cisco Visual Networking Index, 2013 Monthly Business Network Traffic The Impact of Video... Transparent and authentic Engaging Vivid Closest thing to being there Portrays complex concepts …Driving Business Adoption

Enterprise Video Challenges Security SSO LDAP MDM BYOD Mobile Apps Enterprise App Store Offline Viewing Deployment Cloud Hybrid On - Premise Global Network Efficiency Networks CDNs Public/ Private User Experience Portals Social Websites Integration Robust APIs Compatibility Services 8

The Video - Enabled Enterprise The Qumu Platform Mobile Devices Studios Desktop Web Conferencing Video Conferencing UC Mobile Devices External CDNs Internal CDN Enterprise & Social Portals Qumu Video Workflow Qumu APIs Capture Studio Quick Capture Video Control Center Pathfinder VideoNet Edge Speech Search Mobile Secure Download

The Video - Enabled Enterprise The Qumu Platform Qumu Video Workflow Qumu APIs Capture Studio Quick Capture Video Control Center Pathfinder VideoNet Edge Speech Search Mobile Secure Download Mobile Devices Studios Desktop Web Conferencing UC Mobile Devices External CDNs Internal CDN Enterprise & Social Portals Video Conferencing

Why Qumu Wins • Balanced solution – best meets needs of management, end users and IT • BIC Video delivery technology – Leader in live video events and VOD (Video on Demand) for the enterprise – Secure download with DRM – Intelligent content routing • Breadth of integrations – Portals (MS Sharepoint , IBM Websphere & Connections, Oracle WebCenter ), Citrix Xendeskto p , Jive, Encoders , Security, CDNs • Flexible software deployment - On premise, Cloud or Hybrid • Rich Mobile apps on all platforms (Apple, Android, Microsoft) • Quick and easy - to - use EGC (Employee Generated Content) tools • Referrals from a blue chip customer base and industry analysts • Vision – future - proof investment 11

Acknowledged Industry Leadership 12 Gartner Magic Quadrant Leader, Enterprise Video Content Management Forrester Wave Leader, Enterprise Video Platforms Frost & Sullivan Leader, Global Enterprise Video Webcasting Solutions Aragon Research Globe Leader, Video Content Management

Expanding Video Use Cases C - suite town hall meetings Collaboration and knowledge sharing Social video sharing portals Video blogging Sales training and enablement Customer service videos Employee on - boarding Knowledge transfer 13 Enterprises are incorporating video into a multitude of business applications:

Positioned for Strong Growth 14 Key leadership hires R&D Investments • Portals • Mobile Apps • User experience • Cloud New branding, changed company name to Qumu Sales footprint expansion Expanded customer support, professional services Proposed sale of disc publishing to secure future cash flows Results • 80% SW revenue growth in 2013 • Q4 – Q1 Explosive backlog growth • Expanded global customer footprint • Channel partnerships • Leader recognition - 4 industry analysts

Growth Inflection: Bookings, Revenue, and Backlog • Q1 2013 - Q3 2013 bookings: $ 11.6M, 39% term revenue contracts • Q4 2013 - Q1 2014 bookings: $ 24M, 75% term revenue contracts • $27M backlog exiting Q1 2014, 117% growth over Q1 2013 • 2014 contracted commitments expected to be 40 - 50% greater than 2013 • 2014 revenue expected to be at least 30% higher than 2013 15 Contracts, Q1 '13, $4.4 Contracts, Q2 '13, $3.4 Contracts, Q3 '13, $3.8 Contracts, Q4 '13, $9.8 Contracts, Q1 '14, $14.3 Revenue, Q1 '13, $4.3 Revenue, Q2 '13, $4.8 Revenue, Q3 '13, $4.4 Revenue, Q4 '13, $4.2 Revenue, Q1 '14, $3.9 Backlog, Q1 '13, $12.4 Backlog, Q2 '13, $11.1 Backlog, Q3 '13, $10.7 Backlog, Q4 '13, $16.7 Backlog, Q1 '14, $27.0 in millions Contracts Revenue Backlog

Qumu Cash and Marketable Securities Cash and Marketable Securities, Q1 2013, $48.40 Cash and Marketable Securities, Q2 2013, $46.10 Cash and Marketable Securities, Q3 2013, $48.40 Cash and Marketable Securities, Q4 2013, $51.00 Cash and Marketable Securities, Q1 2014, $46.50 $ Millions Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 16 • Strong cash position - $46.5 million at March 31, 2014 • Debt free balance sheet • Sale of disc publishing adds $19 - 20M of net cash • De - risks future cash flows from declines in disc publishing revenues

• Enterprise Video Market growing rapidly – Enterprise Video Streaming Solutions market: $1 billion by 2016, >20% annual growth * – Enterprise Webcasting Services market: >$500M in 2014 * • Superior technology and a broad product platform • Acknowledged leadership by all four major industry analysts • Rapidly growing global customer base; key channel partnerships • New leadership team and expanded sales and marketing footprint • $46.5 million in cash at 3/31/14; potential addition of $19 to $20 million through sale of disc publishing business • Poised for strong growth – Contracted commitments expected to grow 40 - 50% in 2014 – Revenues expected to grow greater than 30 % year over year in 2014 Summary 17 *Wainhouse Research 2013